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                                                                 EXHIBIT 23.3(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated March 29, 1996 on the financial statements of Wireless Broadcasting Systems of America, Inc. included in or made part of this Form S-1 registration statement.


                                                        ARTHUR ANDERSEN LLP


Denver, Colorado
        August 6, 1996